UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 8, 2008


                            FEDERAL TRUST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Florida                       000-23449               59-2935028
         -------                       ---------               ----------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)


          312 West First Street
             Sanford, Florida                                     32771
             ----------------                                     -----
(address of principal executive offices)                        (zip code)

                                 (407) 323-1833
                                 --------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

     o  competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o  adverse changes in the securities markets; and

     o  changes in our organization, compensation and benefit plans.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 7.01.  Regulation FD Disclosure

On December 8, 2008, Federal Trust Bank was notified by the Office of Thrift Supervision that Federal Trust Bank is required, by applicable statutes and regulations, to submit a capital restoration plan to the Office of Thrift Supervision and the Federal Deposit Insurance Corporation by December 23, 2008. This requirement results from Federal Trust Bank falling into one of the three categories of undercapitalized institutions under federal Prompt Corrective Action statutes and regulations.

Federal Trust Bank expects to submit a capital restoration plan stating that it intends to improve its capital position through its proposed merger (the "Merger") with a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") pursuant to the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford, FT Acquisition Corporation and Federal

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Trust Corporation. However, consummation of the proposed Merger by The Hartford is contingent on a number of conditions, including approval by the U.S. Department of the Treasury of The Hartford's participation in the Capital Purchase Program under the Troubled Asset Relief Program, approval of the Merger by the shareholders of Federal Trust Corporation and the Office of Thrift Supervision's approval of The Hartford's application to become a savings and loan holding company. In addition, consummation of the Merger is also subject to approval by the Board of Governors of the Federal Reserve System and the Office of Thrift Supervision of matters relating to Allianz SE, a shareholder of The Hartford.

If the Office of Thrift Supervision does not accept Federal Trust Bank's capital restoration plan, the Office of Thrift Supervision could assess civil money penalties or take other enforcement actions. In addition, if the Merger is not consummated, including for reasons outside of Federal Trust Corporation's and Federal Trust Bank's control, Federal Trust Bank will have failed to implement its capital restoration plan. Failure to implement the capital restoration plan could also result in the Office of Thrift supervision assessing civil money penalties or taking other enforcement actions against Federal Trust Bank and Federal Trust Corporation.

As a condition of the approval of the capital restoration plan, Federal Trust Corporation is required to guarantee Federal Trust Bank's compliance with the capital restoration plan. The guarantee will consist of Federal Trust Corporation committing to:

     o taking any actions directly required of Federal Trust Corporation under the capital restoration plan;

     o taking any corporate actions necessary to enable Federal Trust Bank to take actions required of Federal Trust Bank under the capital restoration plan;

     o not taking any action that would impede Federal Trust Bank's ability to fully implement the capital restoration plan; and

     o subject to applicable law, utilizing its available assets, when directed by the Office of Thrift Supervision, to enable Federal Trust Bank to implement the capital restoration plan.

In addition, the Office of Thrift Supervision notified Federal Trust Bank that the following regulatory and supervisory restrictions apply to Federal Trust Bank, some of which restrictions are similar to those included in the cease and desist orders issued by the Office of Thrift Supervision to Federal Trust Corporation and Federal Trust Bank, as previously reported in filings made by Federal Trust Corporation:

     o Federal Trust Bank must notify the Office of Thrift Supervision prior to adding directors or hiring senior executive officers, or making certain changes to the responsibilities of senior executive officers;

     o Federal Trust Bank must notify the Office of Thrift Supervision of proposed transactions with affiliates;

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     o  Federal Trust Bank may not pay any capital distributions without the prior written approval of the OTS;

     o Federal Trust Bank may not pay any management fees to any person having control of Federal Trust Bank;

     o Federal Trust Bank's growth is restricted in that its average total assets in any quarter may not exceed its average total assets during the previous quarter;

     o Federal Trust Bank may not acquire any interest in any company or insured depository institution, establish or acquire any additional branch office or engage in any new line of business; and

     o Federal Trust Bank may not accept, renew or roll over any brokered deposit.

ITEM 9.01.  Financial Statements and Exhibits

     Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2008
                                                   Federal Trust Corporation
                                                   (Registrant)


                                                   By: \s\ Dennis T. Ward
                                                      -------------------------
                                                      Dennis T. Ward
                                                      President and
                                                      Chief Executive Officer